UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 12, 2020

DLH Holdings Corp.
(Exact Name of Registrant as Specified in Charter)

New Jersey	0-18492	22-1899798
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3565 Piedmont Road, NE
Building 3, Suite 700
         Atlanta, GA 30305
(Address of Principal Executive Offices, and Zip Code)

(866) 952-1647
Registrant’s Telephone Number, Including Area Code
         Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	DLHC	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.07	Submission of Matters to a Vote of Security Holders

DLH Holdings Corp. (the “Company”) held its 2020 Annual Meeting of Shareholders on March 12, 2020 in New York, New York. The results of the matters voted on by the shareholders are set forth below. Only shareholders of record as of the close of business on January 22, 2020 were entitled to vote at the Annual Meeting. As of the record date, 12,297,610 shares of common stock of the Company were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 11,145,844 shares of common stock of the Company were represented, in person or by proxy, constituting a quorum. The proposals presented to the Company’s shareholders at the Annual Meeting are described in detail in the Company’s Proxy Statement filed on January 28, 2020. The final results for each proposal are set forth below.

Proposal 1 – Election of seven directors nominated by the Board to serve until the Company’s 2021 Annual Meeting and until their respective successors are duly elected and qualified

The seven nominees who received the highest number of votes (all of the below individuals) were elected to the board of directors to hold office for a one-year term and until their respective successors are elected and qualified. The shareholders voted to elect the following directors by the votes indicated below:

Nominee	For	Withheld	Broker Non-Votes

James P. Allen	8,663,823	151,387	2,330,634

Martin J. Delaney	8,212,474	602,736	2,330,634

Dr. Elder Granger	8,476,251	338,959	2,330,634

Dr. Frances M. Murphy	8,039,582	775,628	2,330,634

Zachary C. Parker	8,212,492	602,718	2,330,634

Frederick G. Wasserman	8,751,059	64,151	2,330,634

Austin J. Yerks	7,937,653	877,557	2,330,634

Proposal 2 – Advisory Vote on the Compensation of the Company’s Named Executive Officers

The shareholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K and contained in the Company’s Proxy Statement, by the following votes:

For	Against	Abstain	Broker Non-Votes
7,082,357	1,721,734	11,119	2,330,634

Proposal 3 – Ratification of Selection of Independent Registered Public Accounting Firm

The shareholders voted to ratify the appointment of Withum, Smith + Brown, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2020, by the following votes:

For	Against	Abstain
11,133,154	7,703	4,987

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DLH Holdings Corp.

By: /s/ Kathryn M. JohnBull

Name: Kathryn M. JohnBull
Title: Chief Financial Officer
Date: March 17, 2020

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